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                                  AMSOUTH FUNDS

                        SUPPLEMENT DATED OCTOBER 10, 2000
                     TO THE PROSPECTUS DATED MARCH 13, 2000

         THIS SUPPLEMENT PROVIDES INFORMATION UPDATING THE DISCUSSION OF THE PORTFOLIO MANAGERS OF THE BALANCED FUND AND THE VALUE FUND CONTAINED IN THE PROSPECTUS DISCUSSING ALL FUNDS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THIS PROSPECTUS.

         Under the section entitled "Portfolio Managers" on page 110, the paragraph regarding the Balanced Fund and Value Fund has been deleted and replaced in its entirety with the following:

BALANCED FUND - The Balanced Fund is co-managed by Richard H. Calvert, CFA, and John P. Boston, CFA. Mr. Calvert has over seven years of investment experience and served as a Trust portfolio manager overseeing several key institutional accounts and as a technology sector analyst. Mr. Calvert earned his B.S. in Economics from the University of Alabama and is a member of the Alabama Society of Financial Analysts. Mr. Boston has been associated with AmSouth's Trust Investment Group for over ten years and is currently Senior Vice President in charge of taxable fixed-income investments.

VALUE FUND - Richard H. Calvert, CFA, is the portfolio manager for the Value Fund and has over seven years of portfolio management and analysis experience. Prior to managing this Fund, Mr. Calvert served as a Trust portfolio manager overseeing several key institutional accounts and as a technology sector analyst. Mr. Calvert earned his B.S. in Economics from the University of Alabama and is a member of the Alabama Society of Financial Analysts.







SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.